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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported):
                                  JUNE 9, 2004


                               PIVX SOLUTIONS, INC
             (Exact name of registrant as specified in its charter)



            NEVADA                                         87-0618509
(State or Other Jurisdiction of                 (I.R.S. Employer Identification
        Incorporation)                                       Number)

                                    00-33625
                            (Commission File Number)

      23 CORPORATE PLAZA, SUITE 280
        NEWPORT BEACH, CALIFORNIA                             92660
(Address of Principal Executive Offices)                    (Zip Code)


                                 (949) 720-4627
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 9, 2004, we acquired all of the issued and outstanding shares of capital stock of Threat Focus, Inc., a California corporation, pursuant to an Agreement and Plan of Merger dated as of May 28, 2004, as amended. Our wholly-owned subsidiary, Threat Focus Merger Corp., a California corporation, was merged with and into Threat Focus, with Threat Focus being the surviving corporation. As a result of the merger, Threat Focus became a wholly-owned subsidiary of PivX Solutions, Inc.

         At the effective time of the merger, each outstanding share of common stock of Threat Focus was converted into the right to receive 0.1846123 of a share of PivX Solutions common stock. We issued a total of 1,000,002 shares of PivX Solutions common stock at the effective time of the merger.

         The shares issued in connection with the merger are restricted shares that were issued by PivX Solutions pursuant to an exemption from registration under the Securities Act of 1933, as amended. The purchase price for Threat Focus was determined in arms-length negotiations between PivX Solutions and representatives of Threat Focus. Neither PivX Solutions nor any of our directors or officers was affiliated with or had a material relationship with Threat Focus.

         We currently intend to continue operating Threat Focus, Inc. as a wholly-owned subsidiary of PivX Solutions engaged in the business of supplying professional, targeted security alerts and network vulnerability scans.

         A copy of the Agreement and Plan of Merger is included in this Current Report on Form 8-K as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a), (b) Financial Statements of Businesses Acquired.
                  --------------------------------------------

         We intend to file the required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before August 23, 2004.

         (c)      Exhibits.
                  ---------

                  Exhibit No.       Description
                  -----------       -----------

                  Ex. 99.1          Agreement and Plan of Merger

                  Ex. 99.2          Amendment to Agreement and Plan of Merger

                  Ex. 99.3          Amendment No. 2 to Agreement and Plan of
                                    Merger



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIVX SOLUTIONS, INC.



                                        By:/s/ Robert N. Shively
                                           -------------------------------------
                                           Robert N. Shively
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER
Dated:   June 22, 2004



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                               PIVX SOLUTIONS, INC
                                    FORM 8-K
                                  EXHIBIT INDEX
                                  -------------

     EXHIBIT NO.                           DESCRIPTION
     -----------                           -----------

         99.1 Agreement and Plan of Merger, dated May 28, 2004, by and among PivX Solutions, Inc., Threat Focus Merger Corp. and Threat Focus, Inc.

         99.2 Amendment to Agreement and Plan of Merger, dated June 8, 2004, by and among PivX Solutions, Inc., Threat Focus Merger Corp. and Threat Focus, Inc.

         99.3 Amendment No. 2 to Agreement and Plan of Merger, dated June 9, 2004, by and among PivX Solutions, Inc., Threat Focus Merger Corp. and Threat Focus, Inc.